EXHIBIT 10.19

AMENDMENT

This Amendment, effective October 11, 2004, is by and between SurModics, Inc., (“SURMODICS”), and CABG Medical, Inc. (“CABG”).

WHEREAS, the parties are party to that certain Clinical Coating Agreement, effective April 15, 2003 (as amended June 30, 2004, the “Agreement”);

WHEREAS, the parties desire to clarify SURMODICS’ representations under the Agreement.

NOW, THEREFORE, the parties agree as follows:

A. Amendment to the Agreement

     The following section 3.7 is added to the Agreement:

3.7	Limitation of Remedies. WITH RESPECT TO ANY PRODUCT COATED BY SURMODICS DURING THE TERM OF THE October 11, 2004 Letter Agreement BETWEEN THE PARTIES, SURMODICS SHALL NOT BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXTRAORDINARY, OR PUNITIVE DAMAGES OF ANY DESCRIPTION, WHETHER FOR DAMAGE TO REPUTATION OR GOODWILL, LOST PROFITS, CLAIMS OF THIRD PARTIES OR OTHERWISE, WHETHER SUCH ASSERTED DAMAGE PURPORTS TO BE BASED ON WARRANTY OR GUARANTEE, INDEMNITY OR OTHER CONTRACT, CONTRIBUTION, NEGLIGENCE OR OTHER TORT, OR OTHERWISE. THE PARTIES EXPRESSLY AGREE THAT THE EXCLUSION OF SPECIAL, INCIDENTAL, CONSEQUENTIAL, AND PUNITIVE DAMAGES SET FORTH HEREIN ARE AGREED ALLOCATIONS OF RISK AND SHALL SURVIVE THE DETERMINATION OF ANY COURT OF COMPETENT JURISDICTION THAT ANY REMEDY PROVIDED HEREIN FAILS OF ITS ESSENTIAL PURPOSE. UNDER NO CIRCUMSTANCES SHALL SURMODICS’ LIABILITY HEREUNDER FOR ANY CAUSE EXCEED THE MONEY RECEIVED BY SURMODICS FROM CABG FOR SURMODICS’ COATING SERVICES TO COAT PRODUCT.

B. Full Force and Effect

     Except as amended hereby, the Agreement is unchanged and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto execute this Amendment by their duly authorized employees.

Accepted by:	Accepted by:
SurModics, Inc.	CABG Medical, Inc.

/s/ Bruce J. Barclay	/s/ John Babitt, /s/ Manuel A. Villafana

Signature	Signature

Bruce J. Barclay	John Babitt, Manuel A. Villafana

Printed Name	Printed Name

President & COO	President, Chairman & CEO

Title	Title